PHOENIX CAPITAL GROWTH FUND,
                          PHOENIX MID-CAP GROWTH FUND
                         SERIES OF PHOENIX SERIES FUND

    Supplement dated March 29, 2006 to the Prospectus dated February 15, 2006


IMPORTANT NOTICE TO INVESTORS OF PHOENIX CAPITAL GROWTH FUND AND PHOENIX MID-CAP GROWTH FUND (each a "Fund" and collectively, "the Funds")

The Board of Trustees for both Funds have approved, and recommended approval at a Special Meeting of Shareholders to be held in June, the following proposal:

1. An Investment Subadvisory Agreement between each Fund's investment adviser, Phoenix Investment Counsel, Inc. ("PIC") and Harris Investment Management, Inc. ("HIM") for HIM to manage each Fund's assets.

     As subadviser under this agreement, HIM would be responsible for the day-to-day management of each Fund's portfolio.

     INFORMATION ABOUT HARRIS

     Harris is located at 190 South LaSalle Street, 4th Floor, P.O. Box 755, Chicago, IL 60690. Harris is a wholly-owned subsidiary of Harris Bankcorp, Inc., which is wholly-owned by Harris Financial Corp. Harris Financial Corp. is wholly-owned by Bank of Montreal, a publicly traded Canadian banking institution. Harris acts as adviser to institutions and individuals. As of December 31, 2005, Harris had approximately $21.7 billion in assets under management. Harris has been an investment adviser since 1989.

     ADDITIONAL INFORMATION AND SHAREHOLDER VOTE REQUIREMENT

     The above-referenced proposed agreements are subject to shareholder approval. In addition, the above arrangements were approved by the Board of the Funds in connection with a transaction entered into between PIC and HIM pursuant to a Transaction Agreement, dated as of March 28, 2006, under which PIC and HIM have agreed to integrate the Harris Insight Funds into the Phoenix family of funds, subject to approval from the shareholders of the Insight Funds and other customary closing conditions. The proxy statement for the upcoming shareholder meeting related to the new agreements described above will contain more information regarding the transaction between PIC and HIM.

         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
                               FUTURE REFERENCE.

PXP 393/SA Addition (03/06)